Raymond James 28th Annual Institutional Investors Conference March 6, 2007

Polaris at a glance: Founded in 1954 Manufacturer of a diversified mix of high-quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,400 strong Product innovation key to success National and international distribution system - 1,700 dealers in North America and over 40 distributors and 5 subsidiaries in 126 countries

Strong Business Foundation Products (% of 2006 Sales) Strengths/Opportunities ATV's 67% Among top 3 in market share in N.A. Growth Opportunity in several segments including side-by-side and international Innovative products Snowmobiles 10% Leverage Brand / grow market share Generate cash Victory 7% $300-500 million long-term opportunity Unique product features and quality PG&A 16% Highest margin product

Consistent Financial Performance Dollars (in millions) Net Income Per Share from Continuing Operations 1997-2006* $2.91 to $3.03 Up 7% to 11% Sales from Continuing Operations 1997-2006 Up 1% to 3% * Note: Starting in the first quarter of 2006, Polaris began expensing stock options in accordance with the Statement of Financial Accounting Standard 123 (SFAS 123(R)). The diluted earnings per share from continuing operations amounts shown for years 1997 through 2005 have also been reflected on a pro forma basis to recognize this compensation expense, which historically was reported in the Notes to our Consolidated Financial Statements. ** A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Per Diluted Share 1993 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 0.41 0.46 0.47 0.5 0.46 0.42 0.41 0.38 0.38 0.37 0.41 Return on Shareholders Equity from Continuing Operations 1997-2006 - Industry-Leading 1993 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 59 101 110 120 130 151 177 179 202 211 178 (Dollars in Millions) *Before Changes in Current Operating Items and Deferred Taxes Cash Flow from Continuing Operations** 1997-2006

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 14 40 38 52 40 49 76 73 67 132 308 West 38.6 34.6 31.6 North 46.9 45 43.9 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 0.32 0.36 0.4 0.44 0.5 0.56 0.62 0.92 1.12 1.24 1.36 West 34.6 31.6 North 45 43.9 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 1 3 2.2 3 2.4 2.2 2.4 2.4 1.4 2.4 6.9 West 38.6 34.6 31.6 North 46.9 45 43.9 Consistent Financial Performance Cash Flow Used to Fund... Capital Investments for Continuing Operations Shares Repurchased Cumulatively the Company has repurchased 29.2 million of 34.0 million authorized at an average price of $30.41 per share. Dividends In Millions Shares repurchased $ In Millions $60 - $65 Cash spent +10% Guidance Guidance 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 32 57 61 62 53 52 59 89 90 53 60 West 5 North

Getting Back to Great Perspective 2006 2007 2008/2009 Overview Tough Year Disappointing Getting back on track Anticipate good years Major Themes ATV inventory No KTM deal Snowmobiles & ATVs declining Cost pressures Stock buyback ATV Inventory fixed Post KTM plan Operations more predictable Win in the core Deliver operational excellence Back to growth through innovation and entering new markets Results Sales and Earnings down Expect decent results but not spectacular Anticipate good to very good

The Goals . . . .

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

POLARIS The Way Out.

1. Win in the Core

- Grow market share in snowmobiles and ATVs.
- Leverage PG & A and Financial Services to deliver superior total value.

2. Delivering Operational Excellence

- Industry-leading quality in every product line.
- > 5% productivity every year.
- A lean enterprise, driven by robust simple designs and a lean supply chain.

3. Growth - $500MM by 2009

- Victory – 5% share in cruiser and touring segments.
- *RANGER*™ – Dominate utility and recreation SxS market.
- International. Expand global presence by $50MM.
- Military.
- Enter at least one new adjacent market segment.

Supported By....

People and Culture

- Externally focused employee owners with a can-do drive to consistently deliver outstanding results.
- The best team in powersports.
- Passion to ride and win.

Technology

- Consistent, flawless introduction of compelling new products.
- Class-leading ride and handling.
- Control our destiny in powertrains.
- Class-leading information technology.

Brand

- Ever improving brand awareness and image through stronger, better, and bigger dealer network.
- Consistent advertising and brand support.

Awesome Products…Customer Focused…Results Driven

7

Getting Back to Great Victory Vision - Entering a new segment - Touring Cruisers Unit volume for Hard-bags Touring and Luxury Touring = 125,000 units in 2006

Getting Back to Great Victory Vision - Entering a new segment - Touring Cruisers

Who Is The Buyer For These Models? Median Age: 50 $94,000 Household Income 95% Men, But Women Big Influence 29 Years Riding Experience Many Semi/Retired Have Time, Money & Spirit Of Adventure Want To See The Country On Motorcycle Looking For Their Next Motorcycle > Touring Aspiring To Own American Want A Choice And/0r Something Different Style & Comfort Most Important Current Victory Owners, Returning Riders, Owners Of Other Brand Cruisers & Touring Bikes Getting Back to Great Victory Vision - Entering a new segment - Touring Cruisers

Commercial Segment Utility Segment Recreation Segment Commercial 55000 150000 40000 Commercial/Industrial 20% of Market FLAT GROWTH Recreation Segment 15% of Market +45% GROWTH Utility Segment 65% of the Market +20% GROWTH Getting Back to Great Side-By-Side - Capitalize on high growth recreation segment Utility Dominates Today. Recreation = Highest Growth North American Side-By-Side Market 2006 Estimated at $1.8 Billion in size

New Consumer Trends Recreation Usage vs. Utility Side-By-Side 2-Up Trail Riding ATV performance in SxS Vehicles Aftermarket leading trend Getting Back to Great Side-By-Side - Capitalize on high growth recreation segment

TRAIL CAPABLE: Only trail capable Side-By-Side @ 50" wide MOST RESPONSIVE: Most responsive w/ lowest center of gravity FASTEST: Fastest acceleration w/ highest top speed (55mph) UTILITY: All the utility you need w/ 300 lbs capacity RAZOR SHARP SxS PERFORMANCE NEW! 2008 RANGER (tm) RZR Getting Back to Great Side-By-Side - Capitalize on high growth recreation segment

Weapons Mount Mission Utility Track Kit For Snow Water Crossing Rugged Terrain Self Recovery Growth Opportunity of $50 - $75 Million by 2009 Military

Getting Back to Great The "Chart" What's the Same What's Different Innovation/Product development Clear, measurable goals "Toyota-like" level of operational excellence More external focus Military becomes public Stated, public commitment to grow market share in ATV and Snowmobiles Adjacent market focus Trying to run the business more efficiently

Getting Back to Great 2007 Year Guidance Full Year 2007 Full year 2007 earnings from continuing operations is expected to be in the range of $2.91 to $3.03 per diluted share, up 7% to 11% from the $2.72 in 2006. Sales growth for full year 2007 is expected to be in a range of up 1% to 3% from 2006 sales of $1.66 billion. Sale guidance by business: ATVs, including RANGERs - Flat to up 3% Snowmobiles - Down single digits based on information available to date Victory motorcycles - Up in the mid teens percent range PG&A - grow at a similar pace as overall Company sales growth Gross margins expected to improve in excess of 100 basis points First Quarter 2007 First quarter 2007 earnings from continuing operations guidance range is $0.32 to $0.34 per diluted share up from Q1 2006 earnings of $0.26 per share. Sales are expected to be down 6% to 8% from Q1 2006. The decrease is due to lower ATV sales to help the dealers reduce their inventories.

Appendix Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Regulation G Reconciliation Private Securities Litigation Reform Act of 1995 - Polaris Industries Inc. Disclosure Litigation Statement